UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

CPI CORP.
(Name of Registrant as Specified in Its Charter)

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
RAMIUS ENTERPRISE MASTER FUND LTD
STARBOARD VALUE & OPPORTUNITY FUND, LLC
RAMIUS MERGER ARBITRAGE MASTER FUND LTD
RAMIUS MULTI-STRATEGY MASTER FUND LTD
RAMIUS LEVERAGED MULTI-STRATEGY MASTER FUND LTD
RAMIUS ADVISORS, LLC
RCG STARBOARD ADVISORS, LLC
RAMIUS LLC
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
PETER A. FELD
JOSEPH C. IZGANICS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 22, 2009

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

___________, 2009

Dear Fellow Stockholder:

Ramius Value and Opportunity Master Fund Ltd (“Value and Opportunity Master Fund”) and the other participants in this solicitation (collectively, the “Ramius Group”) are the beneficial owners of an aggregate of [1,612,909] shares of common stock of CPI Corp. (the “Company”), representing approximately [23]% of the outstanding shares of common stock of the Company.  As set forth in greater detail in the enclosed Proxy Statement, we have significant concerns with the overall composition and effectiveness of the Company’s Board of Directors (the “Board”) and with certain aspects of its corporate governance.

We have serious concerns that Knightspoint Partners has disproportionate influence over the Board relative to its share ownership through its two director representatives, Chairman David M. Meyer and Michael Koeneke.  Knightspoint Partners controls approximately 3.5% of the Company’s outstanding shares, including shares held individually by Mr. Meyer and Mr. Koeneke.  This amount includes approximately 1.5% of the outstanding shares that Knightspoint Partners directly holds and an additional 2% of the shares outstanding granted over the past several years to Messrs. Meyer and Koeneke by the Board as compensation. Compare this share ownership percentage to the 33 1/3% of the Board that the Knightspoint Partners representatives presently constitute. Comparatively, the Ramius Group is collectively the largest stockholder of the Company, with an investment in your Company close to [seven] times larger than that of Knightspoint Partners and its affiliates, yet we have just one direct representative, whom the Board has decided not to re-nominate for election at the upcoming Annual Meeting.

We question the need for Knightspoint Partners to maintain two direct representatives on the Board in light of its ownership position in the Company and we question the additional value that Mr. Koeneke brings to the boardroom. We believe that Knightspoint Partners’ disproportionate influence at the Board level is detrimental to stockholders and renders the Board incapable of effectively overseeing and governing the Company.

We believe stockholders would be better served by electing the Ramius Group’s nominees, including incumbent director Peter Feld and a new, truly independent, highly qualified director, Joseph Izganics.  Our goal is to ensure that the Board has the right balance of directors who have relevant industry experience and who are independent-minded so as not to represent the interests of any one stockholder over the interests of other stockholders.

Prior to November 2008, the Board did not have a single member with directly relevant experience in the retail and consumer products industries.  The Ramius Group had been encouraging the Company for quite some time to improve the quality of the Board through the addition of director candidates with experience in all aspects of the retail industry.  In fact, the process which resulted in the addition of Mr. Glazer to the Board in November 2008 was the result of the Ramius Group’s insistence that such a process be undertaken.

The Ramius Group is seeking your support to re-elect incumbent director Peter Feld and to elect Joseph Izganics.  We believe Mr. Izganics has the appropriate experience and skill set to assist management in improving the performance of the Company.  Mr. Izganics was identified through a search process by an unrelated third-party firm based on his background in the retail industry and his specific skill sets that could provide oversight and guidance to CPI.  We strongly believe that the election of our nominees will help make CPI a stronger, more profitable, and more valuable company.

We are engaging in this proxy contest as a last resort. We have expressed our belief to Mr. Meyer and the Board that it would be in the best interest of all parties that a mutually agreeable slate of directors be nominated for election at the Annual Meeting.  To that end, Ramius proposed a settlement offer that would result in the addition of two highly qualified, independent nominees and one incumbent director not standing for re-election at the Annual Meeting. To date, the Board has rejected our offer and has not presented any reasonable alternative proposal.  We have been prepared to engage in a meaningful and constructive dialogue with the Board to reach an amicable resolution.  We believe, however, that Mr. Meyer’s desire to maintain Knightspoint Partners’ disproportionate influence in the boardroom has precluded any such constructive discussions.  Unfortunately, at this time an election contest is our only means for seeking to improve the overall quality of the Board through the election of director candidates who possess extensive industry experience and who are solely motivated to serve the best interests of all stockholders.

We are therefore seeking your support at the annual meeting of stockholders scheduled to be held at the Company’s offices at 1706 Washington Avenue, St. Louis, Missouri 63103-1717 at 9:00 a.m. (Central Daylight Time), Wednesday, July 8, 2009, for the following:

1.	To elect Value and Opportunity Master Fund’s slate of two (2) nominees to the Company’s Board of Directors in opposition to certain of the Company’s incumbent directors; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 6, 2010.

The Board is currently composed of six (6) directors.  Through the enclosed Proxy Statement, we are soliciting proxies, pursuant to Rule 14a-4(d)(4) of the Securities Exchange Act of 1934, as amended, to elect not only our two (2) director nominees, but also the candidates who have been nominated by CPI other than [______] and Michael Koeneke.  This gives stockholders the ability to vote for the total number of directors up for election at the Annual Meeting.  The names, backgrounds and qualifications of CPI’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of CPI’s nominees will serve as directors if our nominees are elected.

The Ramius Group urges you to carefully consider the information contained in the attached Proxy Statement and then support its efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about ___________, 2009.

If you have already voted for the management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support.

/s/ Mark R. Mitchell

Mark R. Mitchell Ramius Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Value and Opportunity Master Fund’s proxy materials, please call
Innisfree M&A Incorporated at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free at: (877) 800-____
Banks and Brokers Call Collect at: (212) 750-5833

2009 ANNUAL MEETING OF STOCKHOLDERS
OF
CPI CORP.
_________________________

PROXY STATEMENT
OF
RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Ramius Value and Opportunity Master Fund Ltd, a Cayman Islands exempted company (“Value and Opportunity Master Fund”), Ramius Enterprise Master Fund Ltd, a Cayman Islands exempted company (“Enterprise Master Fund”), Starboard Value & Opportunity Fund, LLC, a Delaware limited liability company (“Starboard Value & Opportunity Fund”), Ramius Merger Arbitrage Master Fund Ltd, a Cayman Islands exempted company (“Merger Arbitrage Master Fund”), Ramius Multi-Strategy Master Fund Ltd, a Cayman Islands exempted company (“Multi-Strategy Master Fund”), Ramius Leveraged Multi-Strategy Master Fund Ltd, a Cayman Islands exempted company (“Leveraged Multi-Strategy Master Fund”), Ramius Advisors, LLC, a Delaware limited liability company (“Ramius Advisors”), RCG Starboard Advisors, LLC, a Delaware limited liability company (“RCG Starboard Advisors”), Ramius LLC, a Delaware limited liability company (“Ramius”), C4S & Co., L.L.C., a Delaware limited liability company (“C4S”), Peter A. Cohen (“Mr. Cohen”), Morgan B. Stark (“Mr. Stark”), Thomas W. Strauss (“Mr. Strauss”), Jeffrey M. Solomon (“Mr. Solomon”), Peter A. Feld (“Mr. Feld”) and Joseph C. Izganics (“Mr. Izganics”) (collectively, the “Ramius Group”) are significant stockholders of CPI Corp., a Delaware corporation (“CPI” or the “Company”).  Each member of the Ramius Group is a participant in this solicitation.

We have significant concerns with the overall composition and effectiveness of the Company’s Board of Directors (the “Board”) and with certain aspects of its corporate governance.    The Ramius Group is therefore seeking your support at the annual meeting of stockholders scheduled to be held at the Company’s offices at 1706 Washington Avenue, St. Louis, Missouri 63103-1717 at 9:00 a.m. (Central Daylight Time), Wednesday, July 8, 2009, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect Value and Opportunity Master Fund’s director nominees, Peter A. Feld and Joseph C. Izganics (the “Ramius Nominees”), to serve as directors of the Company to hold office until the 2010 annual meeting of stockholders and until their respective successors shall have been selected and qualified, in opposition to certain of the Company’s incumbent directors whose terms expire at the Annual Meeting; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 6, 2010.

This Proxy Statement is soliciting proxies to elect not only the two (2) Ramius Nominees, but also the candidates who have been nominated by the Company other than [______] and Michael Koeneke.  This gives stockholders who wish to vote for the Ramius Nominees the ability to also vote for the total number of directors up for election at the Annual Meeting.

As of the date hereof, the members of the Ramius Group were the beneficial owners of an aggregate of [1,612,909] shares of Common Stock, par value $0.40, of the Company (the “Shares”), which represents approximately [23]% of the issued and outstanding Shares.

CPI has set the close of business on May 9, 2009 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of CPI is 1706 Washington Avenue, St. Louis, Missouri 63103.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 7,005,301 Shares outstanding.  The participants in this solicitation intend to vote all of their Shares that are entitled to be voted FOR the election of the Ramius Nominees.

THIS SOLICITATION IS BEING MADE BY THE RAMIUS GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  THE RAMIUS GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH THE RAMIUS GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RAMIUS GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF THE RAMIUS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY CPI MANAGEMENT TO CPI, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES AND THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY OTHER THAN JOHN [______] AND MICHAEL KOENEKE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE RAMIUS GROUP, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF CPI, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GOLD proxy card are available at
http://www.___________.com

IMPORTANT

Your vote is important, no matter how few Shares you own.  The Ramius Group urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of the Ramius Nominees.

•	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Ramius Group, c/o Innisfree M&A Incorporated in the enclosed envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to the Ramius Group.  Remember, you can vote for our four nominees only on our GOLD proxy card.  So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions regarding your proxy,
or need assistance in voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Stockholders Call Toll-Free at: (877) 800-____
Banks and Brokers Call Collect at: (212) 750-5833

REASONS FOR THE SOLICITATION

The Ramius Group has been a stockholder of CPI for over five years and is currently the largest stockholder, owning in the aggregate approximately [23%] of Shares outstanding.  As the largest stockholder of the Company, we have a vested financial interest in the maximization of the value of all Shares.  Our interests are aligned with the interests of all stockholders.  The Ramius Group is proposing the changes outlined in this proxy statement because we have significant concerns regarding the overall composition and effectiveness of the current Board as well as certain corporate governance issues.

Only upon the urging by the Ramius Group did the Board initiate a process to add new directors with relevant industry experience.

CPI is a specialty retail company operating portrait studios primarily within third-party hosts including Sears and Wal-Mart.  At present, the Board is comprised of six individuals, including one direct representative of the Ramius Group and two direct representatives of Knightspoint Partners LLC (“Knightspoint Partners”), an investment firm that controls approximately 3.5% of the Company’s outstanding shares, including shares held individually by its director representatives, David M. Meyer (“Mr. Meyer”), and Michael Koeneke (“Mr. Koeneke”).  Of the six members of the Board, only one individual has relevant industry experience in the retail and consumer products industries.  In fact, this individual, Michael L. Glazer (“Mr. Glazer”), was only added to the Board on November 24, 2008 following a process that was conducted upon our insistence.

The Ramius Group continues to believe that the current Board lacks sufficiently independent-minded directors and directors with relevant industry experience to assist management in developing and executing retail strategies to improve the performance of CPI.  Additionally, the Ramius Group has significant concerns that Knightspoint Partners and its director representatives, who collectively own approximately 3.5% of the shares outstanding, have disproportionate influence over the Board given their outsized representation relative to the size of their position, as well as the Chairmanship of Mr. Meyer, a Knightspoint Partners representative.  We question the need for Knightspoint Partners to maintain two direct representatives on the Board in light of its ownership position in the Company and further question the additional value that Mr. Koeneke brings to the boardroom.

For some time now, the Ramius Group has been encouraging the Company to improve the quality of the Board through the addition of director candidates with extensive relevant experience in all aspects of the retail industry.  In fact, the process which resulted in the addition of Mr. Glazer to the Board in November 2008 was the result of the Ramius Group’s insistence that such a process be undertaken.  During this process, the Ramius Group recommended two highly-qualified and independent individuals for consideration.  The initial feedback from the independent members of the Board was quite positive regarding the two nominees. However, we believe due to the insistence of the Knightspoint Partners representatives that these individuals were unsuited to join the Board, the Board instead decided to support the addition of Mr. Glazer, who had originally been recommended for consideration by the Knightspoint Partners representatives.

Although the Ramius Group is supportive of Mr. Glazer’s directorship given his background in the retail industry, his appointment serves as an example, we believe, of the level of influence that the Knightspoint Partners representatives have over the other members of the Board.  At the conclusion of the process, Peter Feld, the Ramius Group representative, suggested that the Board be expanded by two in order to accommodate the addition of both Mr. Glazer as well as one of the Ramius Group recommended candidates.  The Board was unwilling to consider that proposal at the time.

The Ramius Group continues to believe that CPI would benefit significantly from additional retail expertise on the Board in the form of an independent-minded and highly qualified director.  The Ramius Group is seeking your support to re-elect incumbent director Peter Feld and a highly qualified and independent director nominee, Joseph Izganics, who we believe has the appropriate experience and skill set to assist management in improving the performance of the Company.  Mr. Izganics was identified through a detailed search process by an unrelated third-party firm based on his background in the retail industry and his specific skill set that could provide oversight and guidance to CPI.

We have concerns with certain corporate governance practices at CPI relating to
Knightspoint Partners’ disproportionate representation and influence over Board decisions.

In addition to increasing the concentration of retail experience on the Board, the Ramius Group feels it is also crucial to improve corporate governance at CPI.  At the current time, Mr. Meyer and Michael S. Koeneke, representatives of Knightspoint Partners, currently hold two out of six total Board seats, or one-third (1/3) of the Board.  Yet, Knightspoint Partners, together with its affiliates, owns just about one-thirtieth (1/30) of the Shares outstanding.  By way of comparison, the Ramius Group collectively owns approximately 23% of the Shares outstanding and has only one direct representative serving on the Board, Peter Feld, who the Board has decided not to re-nominate for election at the Annual Meeting.

Additionally, Mr. Meyer is Chairman of the Board and receives additional compensation through a consulting arrangement for his service in such capacity.  Based on the experiences of certain Ramius Group representatives who have served on the Board, we believe that the Knightspoint Partners representatives have influence over the Board that is disproportionate relative to their ownership of the Company.  To achieve a more balanced Board, the Ramius Group has proposed that Mr. Koeneke, a representative of Knightspoint Partners, not stand for re-election to the Board and, instead, CPI nominate for election in his place one of the highly-qualified and independent nominees previously proposed by the Ramius Group and nominated herein.  We believe the Board has not entered into meaningful discussions with us, in part, due to Mr. Meyer’s desire to maintain Knightspoint Partners’ disproportionate influence in the boardroom.

The compensation practices of the Board with respect to Mr. Meyer provide one example of our corporate governance concerns and the undue influence exerted by Messrs. Meyer and Koeneke over the Board.  On September 22, 2008, the Compensation Committee of the Board approved a compensation agreement with Mr. Meyer regarding his compensation for serving as Chairman of the Board.  The compensation agreement entitles Mr. Meyer to significant compensation in the form of restricted stock payments and bonus opportunities.  During the process of negotiating such an agreement with Mr. Meyer, the Ramius Group was disappointed that Mr. Koeneke, as a member of the Compensation Committee, was allowed by the Board to actively participate in the negotiation of Mr. Meyer’s compensation agreement.  Outside of their roles as Board members at CPI, Mr. Koeneke and Mr. Meyer are business partners at Knightspoint Partners and, therefore, the Ramius Group believes Mr. Koeneke is conflicted and should not have been allowed to participate in the negotiation of Mr. Meyer’s compensation agreement.  The Ramius Group highlighted this concern to the Board, yet the Board allowed Mr. Koeneke to actually participate in the negotiations.  The compensation agreement with Mr. Meyer calls for the payment of $200,000 of restricted stock annually in addition to bonus opportunities based on Company performance and expense reimbursements.  As disclosed in the Company’s proxy statement, Mr. Meyer received total compensation in fiscal 2008 of $612,537.  As a point of reference, CPI’s stock price declined by 61% in fiscal 2008.  Additionally, for fiscal 2007, Mr. Meyer received total compensation of $1,433,768.  As a point of reference, CPI’s stock price declined 62% in fiscal 2007.

The objective of the proposals put forth in this proxy statement is to re-elect incumbent director Peter Feld and to add an individual to the Board who has extensive experience in the retail and consumer products industry. Our hope is to improve the corporate governance of CPI and ensure the Company is being run in the best interest of all stockholders.  As the largest stockholder of CPI, the Ramius Group’s interests are aligned with yours.  We are looking to create a more balanced Board with relevant industry experience and good corporate governance practices.

We are only engaging in this proxy contest as a last resort. We have expressed our belief to Mr. Meyer and the Board that it would be in the best interest of all parties that a mutually agreeable slate of directors be nominated for election at the Annual Meeting.  To that end, Ramius proposed a settlement offer that would result in the addition of two highly qualified, independent nominees and one incumbent director not standing for re-election at the Annual Meeting.  To date, the Board has rejected our offer and has not presented any reasonable alternative proposal.  We have been prepared to engage in a meaningful and constructive dialogue with the Board in order to reach an amicable resolution.  Unfortunately, an election contest is our only means for seeking to improve the overall quality of the Board through the addition of director candidates who possess extensive industry experience and who are truly independent of any influence by other members of the Board.

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

❖
On September 15, 2003, certain members of the Ramius Group filed with the Securities and Exchange Commission (the “SEC”) a joint statement on Schedule 13D with Knightspoint Partners, Knightspoint Capital Management I LLC, Knightspoint Partners I, L.P., and Messrs. Meyer and Koeneke (collectively, the “Knightspoint Entities,” and with such members of the Ramius Group, the “Knightspoint Group”), disclosing a 9.4% stake in the Company.

❖
On April 8, 2004, the Knightspoint Group completed a consent solicitation which resulted in the removal of seven incumbent directors and the election of six new directors including representatives of the Knightspoint Entities and the Ramius Group.

❖
On July 17, 2008, Mr. Feld, a member of the Ramius Group was elected to the Board of CPI to replace Mark R. Mitchell, the previous director representative of the Ramius Group.  Mr. Feld replaced Mr. Mitchell due to time restraints given Mr. Mitchell’s role as a Partner of Ramius and Mr. Feld’s ability to dedicate more time and resources to serve as a director of CPI.

❖
On November 24, 2008, Michael L. Glazer joined the Board of CPI as the result of a process conducted by the Nominating and Governance committee to identify director candidates with relevant retail expertise.  The process was conducted at the insistence of the Ramius Group.

❖
On February 27, 2009, the Ramius Group ceased to be members of the Knightspoint Group as it was deemed by the respective parties that the Knightspoint Entities and the Ramius Group were no longer working as a group under the definition of Section 13D.

❖
On April 22, 2009, the members of the Ramius Group (excluding Messrs. Izganics, Serino and White) filed with the SEC a statement on Schedule 13D disclosing that (i) the Ramius Group had engaged in, and intend to continue to engage, in discussions with CPI’s management and Board concerning potential changes in the composition of the Board and (ii) the Ramius Group reserved the right to nominate candidates for election to the Board at the Annual Meeting should such discussions fail to result in the Ramius Group agreeing with the Company on the composition of the Board.

❖	On April 24, 2009, certain members of the Ramius Group met with Mr. Meyer at the Ramius Group’s offices to discuss the composition of the Board and a proposal made by the Ramius Group.

❖
On April 24, 2009, the Ramius Group delivered a letter to the Company nominating Messrs. Feld, Izganics, Serino and White for election to the Board at the Annual Meeting.  Accompanying the nomination letter, the Ramius Group sent a letter to Mr. Meyer providing the key terms of a proposed settlement with the purpose of trying to find a mutually agreeable outcome to avoid a protracted election contest.  The key terms of the proposed settlement were as follows:

i.	Increase the size of the Board to seven members;

ii.	Preserve Mr. Feld’s re-nomination as an incumbent director for election at the Annual Meeting;

iii.	Withdraw the Company’s re-nomination of one other incumbent director for election at the Annual Meeting; and

iv.	Include in the Company’s slate of directors at the Annual Meeting two of the three highly qualified independent nominees that the Ramius Group included in its nomination letter.

❖
On April 27, 2009, the Ramius Group invited all members of the Board to participate in a meeting or conference call to discuss the Ramius Group’s proposal with the intention of reaching a mutually agreeable solution to avoid a contested election contest.  The Ramius Group was disappointed that the only members of the Board that participated were Mr. Meyer, in person, and Mr. Glazer, by phone.

❖
April 30, 2009 – May 18, 2009, certain members of the Ramius Group spoke individually with the independent members of the Board of CPI.  The purpose of the calls, initiated by the Ramius Group, was to encourage the independent members of the Board to play a leadership role in negotiating with the Ramius Group. Instead, the Board has allowed Mr. Meyer, a Knightspoint Partners representative, to represent the Company in discussions with the Ramius Group regarding the proposed settlement. The Ramius Group believes Mr. Meyer is conflicted with respect to considering the proposed settlement given his business partnership with Mr. Koeneke and his desire to maintain Knightspoint Partners’ disproportionate influence in the boardroom. Unfortunately, at this point, no progress has been made with the independent members of the Board to reach a mutually agreeable settlement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Ramius Group is seeking your support at the Annual Meeting to elect the Ramius Nominees.  The Board is currently composed of six (6) directors.  The Ramius Group believes that six (6) directors are up for election at the Annual Meeting to serve one-year terms expiring at the 2010 Annual Meeting and until their successors have been selected and qualified.  For the reasons stated above, we are seeking your support at the Annual Meeting to elect the Ramius Nominees in opposition to two (2) of the Company’s six (6) director nominees.  Your vote to elect the Ramius Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Ramius Nominees.

THE RAMIUS NOMINEES

The Ramius Group is seeking to elect two (2) highly qualified nominees, each of whom, if elected, will exercise his independent judgment in accordance with his fiduciary duties as a director in all matters that come before the Board. The Ramius Nominees are independent of the Company in accordance with the SEC and New York Stock Exchange rules on board independence and would seek to maximize value for all stockholders.  If elected, and subject to their fiduciary duties as directors, the Ramius Nominees would have the ability to work with the other members of the Board to take those steps that they deem are necessary or advisable to unlock the Company’s intrinsic value.

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Ramius Nominees.  This information has been furnished to the Ramius Group by the Ramius Nominees.  The Ramius Nominees are citizens of the United States of America.  The Ramius Nominees have been nominated by Value and Opportunity Master Fund in accordance with the Company’s advance notice bylaw provision.

Peter A. Feld (Age 30) is a Managing Director of Ramius LLC, a position he has held since November 2008.  Prior to becoming a Managing Director, Mr. Feld served as a Director at Ramius LLC from February 2007 to November 2008.  Mr. Feld joined Ramius LLC as an Associate in February 2005.  From June 2001 to July 2004, Mr. Feld was an investment banking analyst at Banc of America Securities, LLC, the investment banking arm of Bank of America Corporation, a bank and financial holding company.  Mr. Feld has served on the Board of Directors of CPI since July 2008.  The principal business address of Mr. Feld is c/o Ramius LLC, 599 Lexington Avenue, 20th Floor, New York, New York 10022.  Mr. Feld beneficially owns 6,588 Shares.  For information regarding purchases and sales during the past two years by Mr. Feld of securities of CPI, see Schedule I.

Joseph C. Izganics (Age 48) most recently served as the Southern Division President of The Home Depot, Inc. (NYSE:HD), the world’s largest home improvement specialty retailer, from May 2007 to January 2009.  Prior to becoming Southern Division President, Mr. Izganics served as Senior Vice President, Pro Business and Tool Rental, of The Home Depot, Inc. from 2005 to 2007.  From 2002 to 2005, Mr. Izganics served as President, Service Business, of The Home Depot, Inc.  Mr. Izganics served in various other positions with The Home Depot, Inc. since 1989.  The principal business address of Mr. Izganics is 28 Hawks Branch Lane, White, Georgia 30184.  Mr. Izganics does not directly own, and has not purchased or sold during the past two years, any securities of CPI.

Messrs. Feld and Izganics are members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act with the other members of the Group and, as a result, are deemed to beneficially own the [1,612,909] Shares beneficially owned by the Group.  Messrs. Feld and Izganics each disclaim beneficial ownership of such Shares, except to the extent of his pecuniary interest therein.  For information regarding purchases and sales during the past two years by the Group of securities of CPI that are deemed to be beneficially owned by Messrs. Feld and Izganics see Schedule I.

Value and Opportunity Master Fund has signed letter agreements pursuant to which it agreed to indemnify Mr. Izganics against claims arising from the solicitation of proxies from CPI stockholders in connection with the Annual Meeting and any related transactions.

Value and Opportunity Master Fund and Mr. Izganics have entered into a compensation letter agreement (the “Compensation Letter Agreement”) regarding compensation to be paid to each of Mr. Izganics for his agreement to be named and to serve as a Ramius Nominee and for his services as a director of CPI, if elected.  Pursuant to the terms of the Compensation Letter Agreements, Value and Opportunity Master Fund has agreed to pay Mr. Izganics i) $10,000 in cash as a result of the submission by Value and Opportunity Master Fund of its nomination of Mr. Izganics to CPI and (ii) $10,000 in cash upon the filing of a definitive proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies in favor of Mr. Izganics’ election as a director at the Annual Meeting.  Pursuant to the Compensation Letter Agreements, Mr. Izganics agrees to use such compensation to acquire securities of CPI (the “Nominee Shares”) at such time that he shall determine, but in any event no later than 14 days after receipt of such compensation.  If elected or appointed to serve as a director of the Board, Mr. Izganics agrees not to sell, transfer or otherwise dispose of any Nominee Shares within two years of such their election or appointment as a director; provided, however, in the event that the CPI enters into a business combination with a third party, Mr. Izganics may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Other than as stated herein, there are no arrangements or understandings between members of the Ramius Group and any of the Ramius Nominees or any other person or persons pursuant to which the nomination of the Ramius Nominees described herein is to be made, other than the consent by each of the Ramius Nominees to be named in this Proxy Statement and to serve as a director of CPI if elected as such at the Annual Meeting.  None of the Ramius Nominees are a party adverse to CPI or any of its subsidiaries or has a material interest adverse to CPI or any of its subsidiaries in any material pending legal proceedings.

The Ramius Group does not expect that the Ramius Nominees will be unable to stand for election. In the event that any Ramius Nominee is unable to serve or for good cause will not serve, the Ramius Group may seek to replace such Ramius Nominee with a substitute nominee to the extent substitution is permissible under the Company’s advance notice provision in the Company’s By-Laws, Amended and Restated as of November 24, 2008 (the “Bylaws”) or applicable law. In the case that the Ramius Group is permitted to substitute a nominee, the Ramius Group will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Only in such case will the Shares represented by the enclosed GOLD proxy card be voted for substitute nominees.  In addition, Value and Opportunity Master Fund reserves the right to challenge any action by CPI that has, or if consummated would have, the effect of disqualifying the Ramius Nominees. Value and Opportunity Master Fund reserves the right to nominate additional persons, to the extent this is not prohibited under the Bylaws or applicable law, if CPI increases the size of the Board above its existing size.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Value and Opportunity Master Fund that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

OTHER PROPOSALS

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Audit Committee of the Board has selected KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 6, 2010.  We do not object to the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending February 7, 2010.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including, without limitation, nominating additional persons for directorships or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals, which the Ramius Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, the Ramius Group believes that the only outstanding class of securities of CPI entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Ramius Nominees to the Board, FOR the election of the candidates who have been nominated by the Company other than [______] and Michael Koeneke, FOR the ratification of the Board’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 6, 2010, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

This Proxy Statement is soliciting proxies to elect not only the Ramius Nominees, but also the candidates who have been nominated by the Company other than [______] and Michael Koeneke. This gives stockholders who wish to vote for the Ramius Nominees and such other persons the ability to do so.  Under applicable proxy rules, we are required either to solicit proxies only for the Ramius Nominees, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for the Ramius Nominees and for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for the Ramius Nominees to also vote for those of the Company’s nominees for whom we are soliciting proxies.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if the Ramius Nominees are elected.

QUORUM

A majority of the outstanding Shares represented at the Annual Meeting in person or by proxy will constitute a quorum for the transaction of business.

VOTES REQUIRED FOR ELECTION OF DIRECTORS

Vote required for the election of directors.  If a quorum is present at the Annual Meeting, a majority of votes cast (number of shares voted “for” must exceed the number of votes “withheld”) at the Annual Meeting with respect to the election of each director will result in the election of such director.

Vote required for the ratification of the appointment of KPMG LLP.  If a quorum is present at the Annual Meeting, a majority of votes cast (number of shares voted “for” must exceed the number of votes “withheld”) at the Annual Meeting with respect to the appointment of KPMG LLP will result in the approval of the appointment of KPMG LLP.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

ABSTENTIONS AND BROKER NON-VOTES

Abstentions and broker “non-votes” will count as votes present for the purpose of determining whether a quorum is present.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.  Abstentions and broker “non-votes” will not be counted as votes cast in the election of directors or with regard to ratifying the appointment of KPMG LLP.

REVOCATION OF PROXIES

Stockholders of CPI may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement or to CPI Corp., 1706 Washington Avenue, St. Louis, Missouri 63103, or any other address provided by CPI.  Although a revocation is effective if delivered to CPI, the Ramius Group requests that either the original or photostatic copies of all revocations be mailed to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement so that the Ramius Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding Shares represented thereby.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Ramius Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES TO THE BOARD OR FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Ramius Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Value and Opportunity Master Fund has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $______, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Value and Opportunity Master Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Value and Opportunity Master Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately __ persons to solicit CPI stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Ramius Group. Costs of this solicitation of proxies are currently estimated to be approximately $_____.  The Ramius Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $_______.  The Ramius Group intends to seek reimbursement from CPI of all expenses it incurs in connection with this solicitation.  The Ramius Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Ramius Nominees and the other members of the Ramius Group are participants in this solicitation.  The principal business of each of Value and Opportunity Master Fund, Enterprise Master Fund and Starboard Value and Opportunity Fund is serving as a private investment fund.  Each of Value and Opportunity Master Fund, Enterprise Master Fund and Starboard Value and Opportunity Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance stockholder value.  The principal business of each of Leveraged Multi-Strategy Master Fund, Multi-Strategy Master Fund and Merger Arbitrage Master Fund is serving as a private investment fund.  The principal business of RCG Starboard Advisors is acting as the investment manager of Value and Opportunity Master Fund and the managing member of Starboard Value and Opportunity Fund.  The principal business of Ramius Advisors is acting as the investment advisor of Multi-Strategy Master Fund, Merger Arbitrage Master Fund, Leveraged Multi-Strategy Master Fund and Enterprise Master Fund.  Ramius is engaged in money management and investment advisory services for third parties and proprietary accounts and serves as the sole member of each of RCG Starboard Advisors and Ramius Advisors.  C4S serves as managing member of Ramius.  Messrs. Cohen, Strauss, Stark and Solomon serve as co-managing members of C4S.

The address of the principal office of each of Starboard Value and Opportunity Fund, Ramius Advisors, RCG Starboard Advisors, Ramius, C4S, and Messrs. Cohen, Stark, Strauss, Solomon and Feld is 599 Lexington Avenue, 21st Floor, New York, New York 10022.  The address of the principal office of each of Value and Opportunity Master Fund, Enterprise Master Fund, Leveraged Multi-Strategy Master Fund, Multi-Strategy Master Fund and Merger Arbitrage Master Fund is c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands, British West Indies.

As of the date hereof, Value and Opportunity Master Fund beneficially owned 797,988 Shares, Starboard Value and Opportunity Fund beneficially owned 212,040 Shares, Merger Arbitrage Master Fund beneficially owned 192,000 Shares, Leveraged Multi-Strategy Master Fund beneficially owned 29,213 Shares, Multi-Strategy Master Fund beneficially owned 179,614 Shares and Enterprise Master Fund beneficially owned 202,054 Shares.  As of the date hereof, RCG Starboard Advisors (as the investment manager of Value and Opportunity Master Fund and the managing member of Starboard Value and Opportunity Fund) is deemed to be the beneficial owner of the (i) 797,988 Shares owned by Value and Opportunity Master Fund and (ii) 212,040 Shares owned by Starboard Value and Opportunity Fund.  As of the date hereof, Ramius Advisors (as the investment advisor of Multi-Strategy Master Fund, Merger Arbitrage Master Fund, Leveraged Multi-Strategy Master Fund and Enterprise Master Fund) is deemed to be the beneficial owner of the (i) 179,614 Shares owned by Multi-Strategy Master Fund, (ii) 192,000 Shares owned by Merger Arbitrage Master Fund, (iii) 29,213 Shares owned by Leveraged Multi-Strategy Master Fund, and (iv) 202,054 Shares owned by Enterprise Master Fund.  As of the date hereof, Ramius (as the sole member of each of RCG Starboard Advisors and Ramius Advisors), C4S (as the managing member of Ramius) and Messrs. Cohen, Stark, Strauss and Solomon (as the managing members of C4S) are deemed to be the beneficial owners of the (i) 797,988 Shares owned by Value and Opportunity Master Fund, (ii) 212,040 Shares owned by Starboard Value and Opportunity Fund, (iii) 179,614 Shares owned by Multi-Strategy Master Fund, (iv) 192,000 Shares owned by Merger Arbitrage Master Fund, (v) 29,213 Shares owned by Leveraged Multi-Strategy Master Fund, and (vi) 202,054 Shares owned by Enterprise Master Fund.  Messrs. Cohen, Stark, Strauss and Solomon share voting and dispositive power with respect to the Shares owned by Value and Opportunity Master Fund, Starboard Value and Opportunity Fund, Multi-Strategy Master Fund, Merger Arbitrage Master Fund, Leveraged Multi-Strategy Master Fund and Enterprise Master Fund by virtue of their shared authority to vote and dispose of such Shares.

Each member of the Ramius Group, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, is deemed to beneficially own the Shares beneficially owned in the aggregate by the other members of the group.  Each member of the Ramius Group disclaims beneficial ownership of such Shares, except to the extent of their pecuniary interest therein.  For information regarding purchases and sales of securities of CPI during the past two years by members of the Ramius Group, including the Ramius Nominees, see Schedule I.

Effective January 23, 2009, Ramius LLC entered into a Sales Plan Agreement with Cantor Fitzgerald & Co. (“Cantor”) for the purpose of establishing a trading plan to effect sales of shares of Common Stock of the Company in compliance with all applicable laws, including, without limitation, Section 10(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Rule 10b5-1 (the “10b-5 Plan”).  The purpose of the 10b-5 Plan is to allow Ramius LLC to rebalance its portfolios.  The members of the Ramius Group continue to own over 1.6 million shares representing approximately 23% of the outstanding shares.

On April 27, 2009, Value and Opportunity Master Fund, Enterprise Master Fund, Starboard Value & Opportunity Fund, Merger Arbitrage Master Fund”), Multi-Strategy Master Fund, Leveraged Multi-Strategy Master Fund, Ramius Advisors, RCG Starboard Advisors, Ramius, C4S and Messrs. Cohen, Stark Strauss, Solomon, Feld and Izganics (collectively the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of CPI, (b) the Group agreed to solicit proxies or written consents for the election of the Ramius Nominees, or any other person(s) nominated by Value and Opportunity Master Fund, to the Board at the Annual Meeting (the “Solicitation”), and (c) Enterprise Master Fund, Starboard Value and Opportunity Fund, Merger Arbitrage Master Fund, Multi-Strategy Master Fund, Value and Opportunity Master Fund and Leveraged Multi-Strategy Master Fund agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Pursuant to the Company’s Rights Agreement, as amended, the Ramius Group granted an irrevocable proxy to the Secretary of the Company to vote certain Shares beneficially owned by the Ramius Group in the same proportion as the votes of all stockholders of the Company to the extent that such Shares are"pro rata shares", as such term is defined in the Rights Agreement, as amended.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of CPI; (iii) no participant in this solicitation owns any securities of CPI which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of CPI during the past two years; (v) no part of the purchase price or market value of the securities of CPI owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of CPI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of CPI; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of CPI; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of CPI’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which CPI or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by CPI or its affiliates, or with respect to any future transactions to which CPI or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Ramius Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which the Ramius Nominees or any of their associates is a party adverse to CPI or any of its subsidiaries or has a material interest adverse to CPI or any of its subsidiaries.  With respect to the Ramius Nominees, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act, occurred during the past five years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires persons who beneficially own more than 10% of the Shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.  Based solely on its review of the Ramius Group’s and the Ramius Nominees’ transaction history and ownership information with respect to the Shares, the Ramius Group believes that all of the Section 16(a) filing requirements were satisfied by the Ramius Group.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Ramius Group is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which the Ramius Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

For stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at the Company’s 2010 Annual Meeting and included in the Company’s proxy statement, such proposals must be submitted and received by the Secretary of the Company at the Company’s principal offices, CPI Corp., 1706 Washington Avenue, St. Louis, Missouri 63103, no later than _______, 2010.

In addition, Section 2.14 of the Bylaws requires that any stockholder intending to present a proposal for action at an annual meeting must give written notice of the proposal to the Secretary of the Company, containing the information specified in Section 2.14, not less than 90 days nor more than 120 days prior to the annual meeting; provided, however, if less than 100 days’ notice or other prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or other public disclosure was made.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2010 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by the Ramius Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

THE RAMIUS GROUP HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN CPI’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON CPI’S CURRENT DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT THE RAMIUS GROUP WAS NOT INVOLVED IN THE PREPARATION OF CPI’S PROXY STATEMENT. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES OF CPI.

The information concerning CPI contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

THE RAMIUS GROUP

________, 2009

SCHEDULE I

TRANSACTIONS IN SECURITIES OF CPI CORP.
DURING THE PAST TWO YEARS

Except as otherwise specified, all purchases and sales were made in the open market.

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

100,883	09/10/2007
189,911	09/11/2007
56,396	09/11/2007
44,008	09/12/2007
100,870	09/12/2007
40,000	09/18/2007
12,000	09/20/2007
7,700	09/21/2007
7,800	09/24/2007
18,800	09/24/2007
14,998	09/25/2007
6,400	09/27/2007
29,600	09/28/2007
10,000	10/03/2007
25,000	10/04/2007
35,000	10/09/2007
25,000	10/10/2007
13,600	10/11/2007

RAMIUS ENTERPRISE MASTER FUND LTD

(200)1	04/22/2009
(613)1	04/24/2009
(6,925)1	04/28/2009
(212)1	04/29/2009
(250)1	04/30/2009
(1,700)1	05/01/2009
(462)1	05/04/2009
(312)1	05/05/2009
(3,272)1	05/06/2009

1 Sale pursuant to a Rule 10b5-1 Sales Plan Agreement.

RAMIUS LEVERAGED MULTI-STRATEGY MASTER FUND LTD

9,313	09/10/2007
17,189	09/11/2007
5,104	09/11/2007
3,946	09/12/2007
9,130	09/12/2007
(219)1	04/22/2009
(671)1	04/24/2009
(7,590)1	04/28/2009
(233)1	04/29/2009
(274)1	04/30/2009
(1,863)1	05/01/2009
(507)1	05/04/2009
(343)1	05/05/2009
(3,587)1	05/06/2009

STARBOARD VALUE & OPPORTUNITY FUND, LLC

(1,003)1	04/22/2009
(3,072)1	04/24/2009
(34,736)1	04/28/2009
(1,066)1	04/29/2009
(1,254)1	04/30/2009
(8,527)1	05/01/2009
(2,320)1	05/04/2009
(1,568)1	05/05/2009
(16,414)1	05/06/2009

RAMIUS MERGER ARBITRAGE MASTER FUND LTD

None

RAMIUS MULTI-STRATEGY MASTER FUND LTD

(178)1	04/22/2009
(544)1	04/24/2009
(6,149)1	04/28/2009
(189)1	04/29/2009
(222)1	04/30/2009
(1,510)1	05/01/2009
(411)1	05/04/2009
(277)1	05/05/2009
(2,906)1	05/06/2009

RAMIUS ADVISORS, LLC

None

RCG STARBOARD ADVISORS, LLC

None

RAMIUS LLC

None

C4S & CO., L.L.C.

None

PETER A. COHEN

None

MORGAN B. STARK

None

JEFFREY M. SOLOMON

None

THOMAS W. STRAUSS

None

PETER A. FELD

5,252[2]	02/25/2009

JOSEPH C. IZGANICS

None

2 Stock award under the Company’s Omnibus Incentive Plan.

 SCHEDULE II

Security Ownership of Certain Beneficial Owners

To the Company's knowledge, based upon information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission, the following table sets forth beneficial owners of five percent (5%) or more of the common stock of the Company as of May 9, 2009.

Name	Number of Shares		Percent
Ramius Group	1,612,909		23.0%
Van Den Berg Management	1,086,461	(1)	15.5%
Lafitte Capital Management LP	508,265	(2)	7.3%

(1)
As reported in its Amendment 11 to Schedule 13G/A, dated as of December 31, 2008, Van Den Berg Management has beneficial ownership of 1,086,461 shares, shared voting power for 1,084,451 shares and shared dispositive power for 1,084,451 shares. The address of this stockholder is 805 Las Cimas Parkway, Suite 43C, Austin, Texas 78746.

(2)
As reported on Schedule 13G, dated February 15, 2008, as of January 31, 2008, Lafitte Capital Management LP has shared voting power for 508,265 shares and shared dispositive power for 508,265 shares. The address of this stockholder is 701 Brazos, Suite 375, Austin, Texas 78701.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Shares you own, please give the Ramius Group your proxy FOR the election of the Ramius Nominees by taking three steps:

●           SIGNING the enclosed GOLD proxy card,

●           DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  The Ramius Group urges you to confirm in writing your instructions to the Ramius Group in care of Innisfree M&A Incorporated at the address provided below so that the Ramius Group will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree M&A Incorporated at the address set forth below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Stockholders Call Toll-Free at: (877) 800-____
Banks and Brokers Call Collect at: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 21, 2009

CPI CORP.

2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE RAMIUS GROUP

THE BOARD OF DIRECTORS OF THE CPI CORP.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Mark R. Mitchell and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of the CPI Corp. (“CPI” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders of the Company scheduled to be held at the Company’s offices at 1706 Washington Avenue, St. Louis, Missouri 63103-1717 at 9:00 a.m. (Central Daylight Time), Wednesday, July 8, 2009, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Ramius Group a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with the Ramius Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE RAMIUS GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL NO.1

Proposal  No. 1 – The Ramius Group’s Proposal to elect Peter A. Feld and Joseph C. Izganics as directors of the Company.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

Nominees: Peter A. Feld Joseph C. Izganics	[ ]	[ ]	[ ] ________________ ________________

THE RAMIUS GROUP INTENDS TO USE THIS PROXY TO VOTE (I) “FOR” MESSRS. FELD AND IZGANICS AND (II) “FOR” THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS OTHER THAN [______] AND MICHAEL KOENEKE FOR WHOM THE RAMIUS GROUP IS NOT SEEKING AUTHORITY TO VOTE FOR AND WILL NOT EXERCISE ANY SUCH AUTHORITY.  THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF THE RAMIUS GROUP’S NOMINEES ARE ELECTED.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR RAMIUS NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES WILL BE VOTED FOR THE REMAINING RAMIUS NOMINEE(S).  YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE ADDITIONAL CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY BY WRITING THE NAME OF THE NOMINEE(S) BELOW.

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THE RAMIUS GROUP MAKES NO RECOMMENDATION ON PROPOSAL NO. 2

Proposal  No. 2 – The Company’s proposal for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 7, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.